UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 26, 2017

NATE’S FOOD CO.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Street Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(949) 381-1834
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2017, the Board of Directors (the “Board”) and the majority shareholders of Nate’s Food Co., a Colorado corporation (the “Company”) approved the filing of the Restated Articles of Incorporation to increase the authorized shares of common stock of the Company from Five Hundred Million (500,000,000) to One Billion Five Hundred Million 1,500,000,000.

On July 26, 2017, the Company filed the Restated Articles of Incorporation with the Secretary of State for the State of Colorado.

Item 9.01. Exhibits

Exhibit No.	Description

3.1	Restated Articles of Incorporation, filed July 26, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATE’S FOOD CO.

Dated: August 4, 2017	By:	/s/ Nate Steck
Nate Steck
President

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